Exhibit 99.2

Quarterly Financial Supplement
Second Quarter 2020
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Reinsurance Company (Barbados) Ltd.	AA-	NR	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Omnilife Insurance Company Limited	A+	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
2nd Quarter 2020

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein include the assets, liabilities, and results of operations of RGA and its subsidiaries, all of which are wholly owned (collectively, the “Company”).
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income tax is presented in the appendix.
RGA evaluates its shareholders’ equity position excluding the impact of accumulated other comprehensive income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of shareholders’ equity before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated
2020 Notes

Name Change

In the fourth quarter of 2019, the Company changed the name of the Financial Reinsurance business within the U.S. and Latin America Financial Solutions segment to “Capital Solutions”. The name change better describes the product offerings for this part of the U.S. and Latin America Financial Solutions segment. This name change does not affect any previously or future reported results for the U.S. and Latin America Financial Solutions segment.

Financial Instruments - Credit Losses

Effective January 1, 2020, the Company adopted Accounting Standards Update (“ASU”) 2016-13, Financial Instruments – Credit Losses.  Under the new guidance, the Company records an allowance for credit losses on fixed maturity securities available-for-sale.  Prior to the adoption, the Company recorded credit losses as a direct reduction in the amortized cost of the securities. The changes to disclosures related to the adoption are reflected in the Investments section of this quarterly financial supplement beginning on page 30.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD millions, except in force & per share data)	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2020	2020	2019	2019	2019		2020	2019	Change
Net premiums	$2,790	$2,819	$2,986	$2,809	$2,764	$26	$5,609	$5,502	$107
Net income (loss)	158	(88)	235	263	202	(44)	70	372	(302)
Adjusted operating income	87	89	219	256	211	(124)	176	378	(202)
Return on equity - annualized	5.8%	(3.4)%	8.1%	9.5%	8.0%	(2.2)%
Return on equity - trailing 12 months	5.1%	5.8%	8.4%	7.6%	8.5%	(3.4)%
Adjusted operating return on equity (ex AOCI):
Annualized	4.1%	4.3%	10.5%	12.6%	10.6%	(6.5)%
Trailing 12 months	7.8%	9.5%	10.5%	10.7%	11.0%	(3.2)%
Total assets	$80,729	$75,654	$76,731	$75,774	$72,044	$8,685
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,620.5	$1,618.4	$1,619.6	$1,618.5	$1,623.0	$(2.5)
U.S. and Latin America Financial Solutions	5.4	5.4	5.1	5.2	2.0	3.4
Canada Traditional	409.2	389.5	417.1	401.7	406.1	3.1
Europe, Middle East and Africa Traditional	772.8	763.1	776.4	707.8	715.8	57.0
Asia Pacific Traditional	649.5	635.6	662.0	626.6	630.3	19.2
Asia Pacific Financial Solutions	0.4	0.4	—	—	—	0.4
Total assumed life reinsurance in force	$3,457.8	$3,412.4	$3,480.2	$3,359.8	$3,377.2	$80.6
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$25.3	$34.0	$38.4	$23.9	$24.7	$0.6	$59.3	$53.5	$5.8
U.S. and Latin America Financial Solutions	—	—	—	3.2	—	—	—	—	—
Canada Traditional	9.1	12.2	14.9	8.1	9.0	0.1	21.3	17.4	3.9
Europe, Middle East and Africa Traditional	65.1	32.9	55.0	32.1	27.1	38.0	98.0	60.3	37.7
Asia Pacific Traditional	16.6	15.7	20.2	31.0	9.6	7.0	32.3	18.5	13.8
Total assumed new business production	$116.1	$94.8	$128.5	$98.3	$70.4	$45.7	$210.9	$149.7	$61.2
Per Share and Shares Data
Basic earnings per share
Net income (loss)	$2.49	$(1.41)	$3.75	$4.19	$3.23	$(0.74)	$1.12	$5.93	$(4.81)
Adjusted operating income	$1.37	$1.43	$3.49	$4.09	$3.36	$(1.99)	$2.80	$6.03	$(3.23)
Diluted earnings per share (1)
Net income (loss) (1)	$2.48	$(1.41)	$3.68	$4.12	$3.18	$(0.70)	$1.11	$5.83	$(4.72)
Adjusted operating income	$1.36	$1.41	$3.43	$4.02	$3.31	$(1.95)	$2.78	$5.92	$(3.14)
Wgt. average common shares outstanding
Basic	63,449	62,138	62,633	62,666	62,678	771	62,800	62,719	81
Diluted	63,749	63,001	63,774	63,789	63,698	51	63,298	63,819	(521)
Common shares issued	85,311	79,138	79,138	79,138	79,138	6,173	85,311	79,138	6,173
Treasury shares	17,375	17,492	16,482	16,529	16,380	995	17,375	16,380	995
Common shares outstanding	67,936	61,646	62,656	62,609	62,758	5,178	67,936	62,758	5,178
Book value per share	$184.78	$150.88	$185.17	$184.06	$170.64	$14.14
Per share effect of AOCI	$55.96	$18.33	$50.07	$52.04	$42.10	$13.86
Book value per share, excluding AOCI	$128.82	$132.55	$135.10	$132.02	$128.54	$0.28

Stockholders’ dividends paid	$43	$44	$44	$44	$38	$5	$87	$75	$12

(1) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$2,790	$2,819	$2,986	$2,809	$2,764	$26	$5,609	$5,502	$107
Investment income, net of related expenses	645	594	677	679	584	61	1,239	1,164	75
Investment related gains (losses), net									—
Impairments and change in allowance for credit losses on fixed maturity securities	—	(34)	(13)	(9)	—	—	(34)	(9)	(25)
Other investment related gains (losses), net	81	(251)	35	58	12	69	(170)	29	(199)
Total investment related gains (losses), net	81	(285)	22	49	12	69	(204)	20	(224)
Other revenue	90	76	100	91	107	(17)	166	201	(35)
Total revenues	3,606	3,204	3,785	3,628	3,467	139	6,810	6,887	(77)
Benefits and expenses:
Claims and other policy benefits	2,700	2,664	2,703	2,470	2,516	184	5,364	5,024	340
Interest credited	187	146	180	226	158	29	333	291	42
Policy acquisition costs and other insurance expenses	290	248	310	322	260	30	538	572	(34)
Other operating expenses	188	195	234	210	222	(34)	383	424	(41)
Interest expense	42	41	44	46	43	(1)	83	83	—
Collateral finance and securitization expense	4	6	6	7	8	(4)	10	16	(6)
Total benefits and expenses	3,411	3,300	3,477	3,281	3,207	204	6,711	6,410	301
Income (loss) before income taxes	195	(96)	308	347	260	(65)	99	477	(378)
Provision for income taxes	37	(8)	73	84	58	(21)	29	105	(76)
Net income (loss)	$158	$(88)	$235	$263	$202	$(44)	$70	$372	$(302)
Pre-tax adjusted operating income reconciliation:
Income (loss) before income taxes	$195	$(96)	$308	$347	$260	$(65)	$99	$477	$(378)
Investment and derivative (gains) losses (1)	31	(68)	30	(77)	(22)	53	(37)	(9)	(28)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(1)	230	1	(9)	(5)	4	229	(3)	232
GMXB embedded derivatives (1)	(107)	128	(47)	42	18	(125)	21	—	21
Funds withheld (gains) losses - investment income	(3)	(2)	—	—	(1)	(2)	(5)	5	(10)
EIA embedded derivatives - interest credited	7	12	(10)	36	18	(11)	19	20	(1)
DAC offset, net	(21)	(87)	(4)	(13)	(3)	(18)	(108)	(15)	(93)
Investment (income) loss on unit-linked variable annuities	(15)	16	1	(12)	(3)	(12)	1	(15)	16
Interest credited on unit-linked variable annuities	15	(16)	(1)	12	3	12	(1)	15	(16)
Interest expense on uncertain tax positions	4	4	4	9	2	2	8	5	3
Non-investment derivatives and other	4	(3)	2	—	—	4	1	—	1
Adjusted operating income before income taxes	$109	$118	$284	$335	$267	$(158)	$227	$480	$(253)
(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
After-tax adjusted operating income reconciliation:
Net income (loss)	$158	$(88)	$235	$263	$202	$(44)	$70	$372	$(302)
Investment and derivative (gains) losses (1)	23	(51)	25	(61)	(15)	38	(28)	(7)	(21)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(1)	182	—	(7)	(4)	3	181	(2)	183
GMXB embedded derivatives (1)	(84)	101	(37)	33	14	(98)	17	—	17
Funds withheld (gains) losses - investment income	(2)	(2)	—	—	(1)	(1)	(4)	4	(8)
EIA embedded derivatives - interest credited	6	9	(8)	28	14	(8)	15	16	(1)
DAC offset, net	(16)	(69)	(3)	(10)	(3)	(13)	(85)	(12)	(73)
Investment (income) loss on unit-linked variable annuities	(12)	13	—	(9)	(3)	(9)	1	(12)	13
Interest credited on unit-linked variable annuities	12	(13)	—	9	3	9	(1)	12	(13)
Interest expense on uncertain tax positions	3	3	3	7	2	1	6	4	2
Non-investment derivatives and other	3	(2)	2	—	—	3	1	—	1
Uncertain tax positions and other tax related items	(3)	6	2	3	2	(5)	3	3	—
Adjusted operating income	$87	$89	$219	$256	$211	$(124)	$176	$378	$(202)

Wgt. average common shares outstanding (diluted)	63,749	63,001	63,774	63,789	63,698	51	63,298	63,819	(521)

Diluted earnings per share - adjusted operating income	$1.36	$1.41	$3.43	$4.02	$3.31	$(1.95)	$2.78	$5.92	$(3.14)

Foreign currency effect on (2):
Net premiums	$(46)	$(33)	$(5)	$(35)	$(60)	$14	$(79)	$(139)	$60
Adjusted operating income before income taxes	$(4)	$(1)	$1	$(2)	$(5)	$1	$(5)	$(14)	$9

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2020	2020	2019	2019	2019
Assets
Fixed maturity securities, available-for-sale	$52,346	$48,555	$51,121	$49,481	$46,189
Equity securities	130	112	320	135	147
Mortgage loans on real estate	5,974	6,014	5,706	5,647	5,405
Policy loans	1,310	1,314	1,319	1,290	1,320
Funds withheld at interest	5,250	5,258	5,662	5,614	5,696
Short-term investments	84	117	64	108	159
Other invested assets	2,547	2,542	2,363	2,215	2,122
Total investments	67,641	63,912	66,555	64,490	61,038
Cash and cash equivalents	4,313	2,820	1,449	2,636	2,288
Accrued investment income	494	510	493	520	470
Premiums receivable and other reinsurance balances	2,852	2,836	2,940	2,818	2,945
Reinsurance ceded receivables	945	889	904	863	851
Deferred policy acquisition costs	3,565	3,622	3,512	3,411	3,440
Other assets	919	1,065	878	1,036	1,012
Total assets	$80,729	$75,654	$76,731	$75,774	$72,044

Liabilities and stockholders’ equity
Future policy benefits	$29,897	$29,521	$28,672	$27,086	$26,996
Interest-sensitive contract liabilities	23,118	23,164	22,711	22,345	19,749
Other policy claims and benefits	6,232	5,854	5,711	6,147	6,136
Other reinsurance balances	510	596	557	513	513
Deferred income taxes	2,856	2,163	2,712	2,762	2,444
Other liabilities	1,557	1,505	1,188	1,406	1,481
Long-term debt	3,573	2,981	2,981	3,381	3,381
Collateral finance and securitization notes	433	569	598	610	635
Total liabilities	68,176	66,353	65,130	64,250	61,335

Stockholders’ equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,413	1,942	1,937	1,928	1,920
Retained earnings	7,901	7,802	7,952	7,766	7,550
Treasury stock	(1,563)	(1,574)	(1,426)	(1,429)	(1,404)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(210)	(223)	(92)	(157)	(123)
Unrealized appreciation of securities, net of income taxes	4,089	1,426	3,299	3,472	2,816
Pension and postretirement benefits, net of income taxes	(78)	(73)	(70)	(57)	(51)
Total stockholders’ equity	12,553	9,301	11,601	11,524	10,709
Total liabilities and stockholders’ equity	$80,729	$75,654	$76,731	$75,774	$72,044

Total stockholders’ equity, excluding AOCI	$8,752	$8,171	$8,464	$8,266	$8,067

See appendix for reconciliation of total stockholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$1,454	$1,373	$1,558	$1,404	$1,410	$44	$2,827	$2,767	$60
Investment income, net of related expenses	177	161	200	210	173	4	338	359	(21)
Investment related gains (losses), net	7	(7)	2	(10)	(4)	11	—	(10)	10
Other revenue	4	6	5	6	5	(1)	10	9	1
Total revenues	1,642	1,533	1,765	1,610	1,584	58	3,175	3,125	50

Benefits and expenses:
Claims and other policy benefits	1,558	1,367	1,427	1,241	1,293	265	2,925	2,593	332
Interest credited	18	19	19	20	19	(1)	37	39	(2)
Policy acquisition costs and other insurance expenses	195	175	195	201	180	15	370	356	14
Other operating expenses	29	34	39	35	37	(8)	63	70	(7)
Total benefits and expenses	1,800	1,595	1,680	1,497	1,529	271	3,395	3,058	337

Income (loss) before income taxes	$(158)	$(62)	$85	$113	$55	$(213)	$(220)	$67	$(287)

Loss and expense ratios:
Claims and other policy benefits	107.2%	99.6%	91.6%	88.4%	91.7%	15.5%	103.5%	93.7%	9.8%
Policy acquisition costs and other insurance expenses	13.4%	12.7%	12.5%	14.4%	12.8%	0.6%	13.1%	12.9%	0.2%
Other operating expenses	2.0%	2.5%	2.5%	2.5%	2.6%	(0.6)%	2.2%	2.5%	(0.3)%

Foreign currency effect on (1):
Net premiums	$(3)	$—	$1	$—	$—	$(3)	$(3)	$—	$(3)
Income (loss) before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$1,454	$1,373	$1,558	$1,404	$1,410	$44	$2,827	$2,767	$60
Investment income, net of related expenses	177	161	200	210	173	4	338	359	(21)
Other revenue	4	6	5	6	5	(1)	10	9	1
Total revenues	1,635	1,540	1,763	1,620	1,588	47	3,175	3,135	40

Benefits and expenses:
Claims and other policy benefits	1,558	1,367	1,427	1,241	1,293	265	2,925	2,593	332
Interest credited	18	19	19	20	19	(1)	37	39	(2)
Policy acquisition costs and other insurance expenses	195	175	195	201	180	15	370	356	14
Other operating expenses	29	34	39	35	37	(8)	63	70	(7)
Total benefits and expenses	1,800	1,595	1,680	1,497	1,529	271	3,395	3,058	337

Adjusted operating income (loss) before income taxes	$(165)	$(55)	$83	$123	$59	$(224)	$(220)	$77	$(297)

Loss and expense ratios:
Claims and other policy benefits	107.2%	99.6%	91.6%	88.4%	91.7%	15.5%	103.5%	93.7%	9.8%
Policy acquisition costs and other insurance expenses	13.4%	12.7%	12.5%	14.4%	12.8%	0.6%	13.1%	12.9%	0.2%
Other operating expenses	2.0%	2.5%	2.5%	2.5%	2.6%	(0.6)%	2.2%	2.5%	(0.3)%

Foreign currency effect on (1):
Net premiums	$(3)	$—	$1	$—	$—	$(3)	$(3)	$—	$(3)
Adjusted operating income (loss) before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$15	$12	$11	$12	$9	$6	$27	$16	$11
Investment income, net of related expenses	241	233	272	254	204	37	474	401	73
Investment related gains (losses), net	15	(160)	(1)	58	17	(2)	(145)	18	(163)
Other revenue	24	28	28	36	50	(26)	52	73	(21)
Total revenues	295	113	310	360	280	15	408	508	(100)

Benefits and expenses:
Claims and other policy benefits	49	53	51	49	49	—	102	97	5
Interest credited	139	129	144	183	124	15	268	213	55
Policy acquisition costs and other insurance expenses	7	(38)	28	21	25	(18)	(31)	44	(75)
Other operating expenses	7	7	9	7	10	(3)	14	17	(3)
Total benefits and expenses	202	151	232	260	208	(6)	353	371	(18)

Income (loss) before income taxes	$93	$(38)	$78	$100	$72	$21	$55	$137	$(82)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$15	$12	$11	$12	$9	$6	$27	$16	$11
Investment income, net of related expenses	240	232	272	254	203	37	472	406	66
Other revenue	24	25	28	36	50	(26)	49	73	(24)
Total revenues	279	269	311	302	262	17	548	495	53

Benefits and expenses:
Claims and other policy benefits	49	53	51	49	49	—	102	97	5
Interest credited	132	117	154	147	106	26	249	193	56
Policy acquisition costs and other insurance expenses	28	49	32	34	28	—	77	59	18
Other operating expenses	7	7	9	7	10	(3)	14	17	(3)
Total benefits and expenses	216	226	246	237	193	23	442	366	76

Adjusted operating income before income taxes	$63	$43	$65	$65	$69	$(6)	$106	$129	$(23)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive (continued)
(USD millions)

	Three Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2020	2020	2019	2019	2019
Annuity account values:
Fixed annuities (deferred)	$10,932	$11,022	$11,140	$11,149	$10,374

Net interest spread (fixed annuities)	1.3%	1.4%	1.5%	1.4%	1.5%

Equity-indexed annuities	$3,516	$3,531	$3,589	$3,635	$3,656

Variable annuities account values
No riders	$753	$718	$711	$1,471	$1,486
GMDB only	760	762	837	160	164
GMIB only	22	20	23	22	22
GMAB only	3	3	4	4	4
GMWB only	1,016	937	1,123	1,100	1,127
GMDB / WB	247	232	278	272	278
Other	17	15	18	17	17
Total variable annuities account values	$2,818	$2,687	$2,994	$3,046	$3,098

Fair value of liabilities associated with living benefit riders	$184	$291	$163	$210	$168

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$990	$991	$907	$969	$1,003

Bank-owned life insurance (BOLI)	$2,444	$2,435	$2,459	$2,452	$602

Other asset-intensive business	$127	$128	$130	$133	$133

Future policy benefits associated with:

Payout annuities	$4,655	$4,713	$4,776	$4,844	$4,906

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Investment income, net of related expenses	$2	$1	$1	$1	$1	$1	$3	$2	$1
Other revenue	26	25	29	22	21	5	51	46	5
Total revenues	28	26	30	23	22	6	54	48	6

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2	—	1	—	(1)	3	2	5	(3)
Other operating expenses	2	3	3	4	3	(1)	5	5	—
Total benefits and expenses	4	3	4	4	2	2	7	10	(3)

Income before income taxes	$24	$23	$26	$19	$20	$4	$47	$38	$9

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Investment income, net of related expenses	$2	$1	$1	$1	$1	$1	$3	$2	$1
Other revenue	26	25	29	22	21	5	51	46	5
Total revenues	28	26	30	23	22	6	54	48	6

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2	—	1	—	(1)	3	2	5	(3)
Other operating expenses	2	3	3	4	3	(1)	5	5	—
Total benefits and expenses	4	3	4	4	2	2	7	10	(3)

Adjusted operating income before income taxes	$24	$23	$26	$19	$20	$4	$47	$38	$9

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$254	$260	$276	$271	$264	$(10)	$514	$519	$(5)
Investment income, net of related expenses	50	49	52	53	51	(1)	99	100	(1)
Investment related gains (losses), net	6	(12)	3	1	3	3	(6)	10	(16)
Other revenue	1	(1)	—	—	—	1	—	1	(1)
Total revenues	311	296	331	325	318	(7)	607	630	(23)

Benefits and expenses:
Claims and other policy benefits	216	220	235	216	206	10	436	406	30
Policy acquisition costs and other insurance expenses	42	45	56	57	57	(15)	87	111	(24)
Other operating expenses	9	8	12	9	9	—	17	16	1
Total benefits and expenses	267	273	303	282	272	(5)	540	533	7

Income before income taxes	$44	$23	$28	$43	$46	$(2)	$67	$97	$(30)

Loss and expense ratios:
Claims and other policy benefits	85.0%	84.6%	85.1%	79.7%	78.0%	7.0%	84.8%	78.2%	6.6%
Policy acquisition costs and other insurance expenses	16.5%	17.3%	20.3%	21.0%	21.6%	(5.1)%	16.9%	21.4%	(4.5)%
Other operating expenses	3.5%	3.1%	4.3%	3.3%	3.4%	0.1%	3.3%	3.1%	0.2%

Foreign currency effect on (1):
Net premiums	$(9)	$(3)	$—	$(3)	$(9)	$—	$(12)	$(22)	$10
Income before income taxes	$(2)	$1	$—	$—	$(2)	$—	$(1)	$(4)	$3

Creditor reinsurance net premiums	$14	$17	$27	$29	$27	$(13)	$31	$55	$(24)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$254	$260	$276	$271	$264	$(10)	$514	$519	$(5)
Investment income, net of related expenses	51	48	52	53	51	—	99	100	(1)
Investment related gains, net	1	2	2	2	2	(1)	3	3	—
Other revenue	1	(1)	—	—	—	1	—	1	(1)
Total revenues	307	309	330	326	317	(10)	616	623	(7)

Benefits and expenses:
Claims and other policy benefits	216	220	235	216	206	10	436	406	30
Policy acquisition costs and other insurance expenses	42	45	56	57	57	(15)	87	111	(24)
Other operating expenses	9	8	12	9	9	—	17	16	1
Total benefits and expenses	267	273	303	282	272	(5)	540	533	7

Adjusted operating income before income taxes	$40	$36	$27	$44	$45	$(5)	$76	$90	$(14)

Loss and expense ratios:
Claims and other policy benefits	85.0%	84.6%	85.1%	79.7%	78.0%	7.0%	84.8%	78.2%	6.6%
Policy acquisition costs and other insurance expenses	16.5%	17.3%	20.3%	21.0%	21.6%	(5.1)%	16.9%	21.4%	(4.5)%
Other operating expenses	3.5%	3.1%	4.3%	3.3%	3.4%	0.1%	3.3%	3.1%	0.2%

Foreign currency effect on (1):
Net premiums	$(9)	$(3)	$—	$(3)	$(9)	$—	$(12)	$(22)	$10
Adjusted operating income before income taxes	$(2)	$1	$(1)	$—	$(2)	$—	$(1)	$(4)	$3

Creditor reinsurance net premiums	$14	$17	$27	$29	$27	$(13)	$31	$55	$(24)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$20	$21	$22	$22	$23	$(3)	$41	$45	$(4)
Investment income, net of related expenses	—	1	1	1	—	—	1	1	—
Other revenue	2	2	4	1	1	1	4	2	2
Total revenues	22	24	27	24	24	(2)	46	48	(2)

Benefits and expenses:
Claims and other policy benefits	17	20	19	20	20	(3)	37	41	(4)
Policy acquisition costs and other insurance expenses	1	—	1	—	1	—	1	1	—
Other operating expenses	—	1	—	1	(1)	1	1	1	—
Total benefits and expenses	18	21	20	21	20	(2)	39	43	(4)

Income before income taxes	$4	$3	$7	$3	$4	$—	$7	$5	$2

Foreign currency effect on (2):
Net premiums	$(1)	$—	$—	$—	$(1)	$—	$(1)	$(2)	$1
Income before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$20	$21	$22	$22	$23	$(3)	$41	$45	$(4)
Investment income, net of related expenses	—	1	1	1	—	—	1	1	—
Other revenue	2	2	4	1	1	1	4	2	2
Total revenues	22	24	27	24	24	(2)	46	48	(2)

Benefits and expenses:
Claims and other policy benefits	17	20	19	20	20	(3)	37	41	(4)
Policy acquisition costs and other insurance expenses	1	—	1	—	1	—	1	1	—
Other operating expenses	—	1	—	1	(1)	1	1	1	—
Total benefits and expenses	18	21	20	21	20	(2)	39	43	(4)

Adjusted operating income before income taxes	$4	$3	$7	$3	$4	$—	$7	$5	$2

Foreign currency effect on (2):
Net premiums	$(1)	$—	$—	$—	$(1)	$—	$(1)	$(2)	$1
Adjusted operating income before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$352	$390	$368	$359	$351	$1	$742	$715	$27
Investment income, net of related expenses	18	19	19	17	18	—	37	37	—
Other revenue	1	(2)	1	2	1	—	(1)	2	(3)
Total revenues	371	407	388	378	370	1	778	754	24

Benefits and expenses:
Claims and other policy benefits	301	334	300	297	296	5	635	608	27
Policy acquisition costs and other insurance expenses	32	30	30	27	28	4	62	57	5
Other operating expenses	22	26	35	29	30	(8)	48	57	(9)
Total benefits and expenses	355	390	365	353	354	1	745	722	23

Income before income taxes	$16	$17	$23	$25	$16	$—	$33	$32	$1

Loss and expense ratios:
Claims and other policy benefits	85.5%	85.6%	81.5%	82.7%	84.3%	1.2%	85.6%	85.0%	0.6%
Policy acquisition costs and other insurance expenses	9.1%	7.7%	8.2%	7.4%	7.9%	1.2%	8.4%	8.1%	0.3%
Other operating expenses	6.3%	6.7%	9.5%	8.1%	8.6%	(2.3)%	6.5%	7.9%	(1.4)%

Foreign currency effect on (1):
Net premiums	$(20)	$(13)	$(4)	$(17)	$(23)	$3	$(33)	$(56)	$23
Income before income taxes	$(1)	$—	$(1)	$(1)	$(1)	$—	$(1)	$(3)	$2

Critical illness net premiums	$40	$42	$42	$49	$43	$(3)	$82	$88	$(6)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$352	$390	$368	$359	$351	$1	$742	$715	$27
Investment income, net of related expenses	18	19	19	17	18	—	37	37	—
Other revenue	1	(2)	1	2	1	—	(1)	2	(3)
Total revenues	371	407	388	378	370	1	778	754	24

Benefits and expenses:
Claims and other policy benefits	301	334	300	297	296	5	635	608	27
Policy acquisition costs and other insurance expenses	32	30	30	27	28	4	62	57	5
Other operating expenses	22	26	35	29	30	(8)	48	57	(9)
Total benefits and expenses	355	390	365	353	354	1	745	722	23

Adjusted operating income before income taxes	$16	$17	$23	$25	$16	$—	$33	$32	$1

Loss and expense ratios:
Claims and other policy benefits	85.5%	85.6%	81.5%	82.7%	84.3%	1.2%	85.6%	85.0%	0.6%
Policy acquisition costs and other insurance expenses	9.1%	7.7%	8.2%	7.4%	7.9%	1.2%	8.4%	8.1%	0.3%
Other operating expenses	6.3%	6.7%	9.5%	8.1%	8.6%	(2.3)%	6.5%	7.9%	(1.4)%

Foreign currency effect on (1):
Net premiums	$(20)	$(13)	$(4)	$(17)	$(23)	$3	$(33)	$(56)	$23
Adjusted operating income before income taxes	$(2)	$1	$(1)	$(1)	$(1)	$(1)	$(1)	$(3)	$2

Critical illness net premiums	$40	$42	$42	$49	$43	$(3)	$82	$88	$(6)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$57	$53	$54	$55	$57	$—	$110	$109	$1
Investment income, net of related expenses	61	28	45	55	47	14	89	95	(6)
Investment related gains (losses), net	16	(6)	1	2	3	13	10	6	4
Other revenue	2	3	10	5	7	(5)	5	13	(8)
Total revenues	136	78	110	117	114	22	214	223	(9)

Benefits and expenses:
Claims and other policy benefits	13	53	19	34	47	(34)	66	96	(30)
Interest credited	16	(17)	(1)	12	3	13	(1)	15	(16)
Policy acquisition costs and other insurance expenses	1	1	10	—	1	—	2	2	—
Other operating expenses	8	11	10	10	11	(3)	19	20	(1)
Total benefits and expenses	38	48	38	56	62	(24)	86	133	(47)

Income before income taxes	$98	$30	$72	$61	$52	$46	$128	$90	$38

Foreign currency effect on (2):
Net premiums	$(2)	$(1)	$—	$(3)	$(3)	$1	$(3)	$(7)	$4
Income before income taxes	$(3)	$—	$—	$(3)	$(3)	$—	$(3)	$(6)	$3

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$57	$53	$54	$55	$57	$—	$110	$109	$1
Investment income, net of related expenses	43	44	46	43	44	(1)	87	80	7
Investment related gains (losses), net	—	—	—	—	—	—	—	—	—
Other revenue	2	3	12	5	7	(5)	5	13	(8)
Total revenues	102	100	112	103	108	(6)	202	202	—

Benefits and expenses:
Claims and other policy benefits	13	53	19	34	47	(34)	66	96	(30)
Interest credited	1	(1)	—	—	—	1	—	—	—
Policy acquisition costs and other insurance expenses	1	1	10	—	1	—	2	2	—
Other operating expenses	8	11	10	10	11	(3)	19	20	(1)
Total benefits and expenses	23	64	39	44	59	(36)	87	118	(31)

Adjusted operating income before income taxes	$79	$36	$73	$59	$49	$30	$115	$84	$31

Foreign currency effect on (2):
Net premiums	$(2)	$(1)	$—	$(3)	$(3)	$1	$(3)	$(7)	$4
Adjusted operating income before income taxes	$(2)	$(1)	$—	$(3)	$(3)	$1	$(3)	$(5)	$2

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$607	$636	$659	$656	$606	$1	$1,243	$1,253	$(10)
Investment income, net of related expenses	27	27	27	27	24	3	54	50	4
Other revenue	2	4	3	2	4	(2)	6	4	2
Total revenues	636	667	689	685	634	2	1,303	1,307	(4)

Benefits and expenses:
Claims and other policy benefits	514	555	618	585	568	(54)	1,069	1,114	(45)
Policy acquisition costs and other insurance expenses	34	49	13	40	(12)	46	83	39	44
Other operating expenses	41	39	46	38	44	(3)	80	83	(3)
Total benefits and expenses	589	643	677	663	600	(11)	1,232	1,236	(4)

Income before income taxes	$47	$24	$12	$22	$34	$13	$71	$71	$—

Loss and expense ratios:
Claims and other policy benefits	84.7%	87.3%	93.8%	89.0%	93.7%	(9.0)%	86.0%	88.9%	(2.9)%
Policy acquisition costs and other insurance expenses	5.6%	7.7%	2.0%	6.1%	(1.9)%	7.5%	6.7%	3.1%	3.6%
Other operating expenses	6.8%	6.1%	7.0%	6.1%	7.0%	(0.2)%	6.4%	6.5%	(0.1)%

Foreign currency effect on (1):
Net premiums	$(12)	$(16)	$(3)	$(12)	$(23)	$11	$(28)	$(50)	$22
Income before income taxes	$2	$(1)	$1	$3	$1	$1	$1	$(2)	$3

Critical illness net premiums	$246	$256	$266	$294	$243	$3	$502	$495	$7

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$607	$636	$659	$656	$606	$1	$1,243	$1,253	$(10)
Investment income, net of related expenses	27	27	27	27	24	3	54	50	4
Other revenue	2	4	3	2	4	(2)	6	4	2
Total revenues	636	667	689	685	634	2	1,303	1,307	(4)

Benefits and expenses:
Claims and other policy benefits	514	555	618	585	568	(54)	1,069	1,114	(45)
Policy acquisition costs and other insurance expenses	34	49	13	40	(12)	46	83	39	44
Other operating expenses	41	39	46	38	44	(3)	80	83	(3)
Total benefits and expenses	589	643	677	663	600	(11)	1,232	1,236	(4)

Adjusted operating income before income taxes	$47	$24	$12	$22	$34	$13	$71	$71	$—

Loss and expense ratios:
Claims and other policy benefits	84.7%	87.3%	93.8%	89.0%	93.7%	(9.0)%	86.0%	88.9%	(2.9)%
Policy acquisition costs and other insurance expenses	5.6%	7.7%	2.0%	6.1%	(1.9)%	7.5%	6.7%	3.1%	3.6%
Other operating expenses	6.8%	6.1%	7.0%	6.1%	7.0%	(0.2)%	6.4%	6.5%	(0.1)%

Foreign currency effect on (1):
Net premiums	$(12)	$(16)	$(3)	$(12)	$(23)	$11	$(28)	$(50)	$22
Adjusted operating income before income taxes	$2	$(1)	$1	$3	$1	$1	$1	$(2)	$3

Critical illness net premiums	$246	$256	$266	$294	$243	$3	$502	$495	$7

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$31	$74	$38	$30	$44	$(13)	$105	$78	$27
Investment income, net of related expenses	21	17	15	10	11	10	38	21	17
Investment related gains (losses), net	15	(33)	7	(1)	(1)	16	(18)	3	(21)
Other revenue	8	10	8	7	5	3	18	12	6
Total revenues	75	68	68	46	59	16	143	114	29

Benefits and expenses:
Claims and other policy benefits	32	62	34	28	37	(5)	94	69	25
Interest credited	11	13	11	7	6	5	24	13	11
Policy acquisition costs and other insurance expenses	5	14	5	5	10	(5)	19	15	4
Other operating expenses	1	4	5	4	4	(3)	5	9	(4)
Total benefits and expenses	49	93	55	44	57	(8)	142	106	36

Income (loss) before income taxes	$26	$(25)	$13	$2	$2	$24	$1	$8	$(7)

Foreign currency effect on (2):
Net premiums	$1	$—	$—	$1	$—	$1	$1	$(1)	$2
Income (loss) before income taxes	$(1)	$2	$—	$1	$—	$(1)	$1	$—	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Net premiums	$31	$74	$38	$30	$44	$(13)	$105	$78	$27
Investment income, net of related expenses	21	17	15	10	11	10	38	21	17
Investment related gains, net	1	2	2	2	1	—	3	2	1
Other revenue	8	10	8	7	5	3	18	12	6
Total revenues	61	103	63	49	61	—	164	113	51

Benefits and expenses:
Claims and other policy benefits	32	62	34	28	37	(5)	94	69	25
Interest credited	11	13	11	7	6	5	24	13	11
Policy acquisition costs and other insurance expenses	5	14	5	5	10	(5)	19	15	4
Other operating expenses	1	4	5	4	4	(3)	5	9	(4)
Total benefits and expenses	49	93	55	44	57	(8)	142	106	36

Adjusted operating income before income taxes	$12	$10	$8	$5	$4	$8	$22	$7	$15

Foreign currency effect on (2):
Net premiums	$1	$—	$—	$1	$—	$1	$1	$(1)	$2
Adjusted operating income before income taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Investment income, net of related expenses	$48	$58	$45	$51	$55	$(7)	$106	$98	$8
Investment related gains (losses), net	22	(67)	10	(1)	(6)	28	(45)	(7)	(38)
Other revenue	20	1	12	10	13	7	21	39	(18)
Total revenues	90	(8)	67	60	62	28	82	130	(48)

Benefits and expenses:
Interest credited	3	2	7	4	6	(3)	5	11	(6)
Policy acquisition costs and other insurance income	(29)	(28)	(29)	(29)	(29)	—	(57)	(58)	1
Other operating expenses	69	62	75	73	75	(6)	131	146	(15)
Interest expense	42	41	44	46	43	(1)	83	83	—
Collateral finance and securitization expense	4	6	6	7	8	(4)	10	16	(6)
Total benefits and expenses	89	83	103	101	103	(14)	172	198	(26)

Income (loss) before income taxes	$1	$(91)	$(36)	$(41)	$(41)	$42	$(90)	$(68)	$(22)

Foreign currency effect on (1):
Income (loss) before income taxes	$(1)	$2	$—	$—	$—	$(1)	$1	$—	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Revenues:
Investment income, net of related expenses	$48	$58	$45	$51	$55	$(7)	$106	$98	$8
Investment related gains, net	2	1	2	1	—	2	3	3	—
Other revenue	24	1	12	10	13	11	25	39	(14)
Total revenues	74	60	59	62	68	6	134	140	(6)

Benefits and expenses:
Interest credited	3	2	7	4	6	(3)	5	11	(6)
Policy acquisition costs and other insurance income	(29)	(28)	(29)	(29)	(29)	—	(57)	(58)	1
Other operating expenses	69	62	75	73	75	(6)	131	146	(15)
Interest expense	38	37	40	37	41	(3)	75	78	(3)
Collateral finance and securitization expense	4	6	6	7	8	(4)	10	16	(6)
Total benefits and expenses	85	79	99	92	101	(16)	164	193	(29)

Adjusted operating loss before income taxes	$(11)	$(19)	$(40)	$(30)	$(33)	$22	$(30)	$(53)	$23

Foreign currency effect on (1):
Adjusted operating loss before income taxes	$—	$(1)	$—	$—	$—	$—	$(1)	$—	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
U.S. and Latin America:
Traditional	$(158)	$(62)	$85	$113	$55	$(213)	$(220)	$67	$(287)
Financial Solutions:
Asset Intensive	93	(38)	78	100	72	21	55	137	(82)
Capital Solutions	24	23	26	19	20	4	47	38	9
Total U.S. and Latin America	(41)	(77)	189	232	147	(188)	(118)	242	(360)
Canada:
Traditional	44	23	28	43	46	(2)	67	97	(30)
Financial Solutions	4	3	7	3	4	—	7	5	2
Total Canada	48	26	35	46	50	(2)	74	102	(28)
Europe, Middle East and Africa:
Traditional	16	17	23	25	16	—	33	32	1
Financial Solutions	98	30	72	61	52	46	128	90	38
Total Europe, Middle East and Africa	114	47	95	86	68	46	161	122	39
Asia Pacific:
Traditional	47	24	12	22	34	13	71	71	—
Financial Solutions	26	(25)	13	2	2	24	1	8	(7)
Total Asia Pacific	73	(1)	25	24	36	37	72	79	(7)
Corporate and Other	1	(91)	(36)	(41)	(41)	42	(90)	(68)	(22)
Consolidated income (loss) before income taxes	$195	$(96)	$308	$347	$260	$(65)	$99	$477	$(378)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2020	2020	2019	2019	2019		2020	2019	Change
U.S. and Latin America:
Traditional	$(165)	$(55)	$83	$123	$59	$(224)	$(220)	$77	$(297)
Financial Solutions:
Asset Intensive	63	43	65	65	69	(6)	106	129	(23)
Capital Solutions	24	23	26	19	20	4	47	38	9
Total U.S. and Latin America	(78)	11	174	207	148	(226)	(67)	244	(311)
Canada:
Traditional	40	36	27	44	45	(5)	76	90	(14)
Financial Solutions	4	3	7	3	4	—	7	5	2
Total Canada	44	39	34	47	49	(5)	83	95	(12)
Europe, Middle East and Africa:
Traditional	16	17	23	25	16	—	33	32	1
Financial Solutions	79	36	73	59	49	30	115	84	31
Total Europe, Middle East and Africa	95	53	96	84	65	30	148	116	32
Asia Pacific:
Traditional	47	24	12	22	34	13	71	71	—
Financial Solutions	12	10	8	5	4	8	22	7	15
Total Asia Pacific	59	34	20	27	38	21	93	78	15
Corporate and Other	(11)	(19)	(40)	(30)	(33)	22	(30)	(53)	23
Consolidated adjusted operating income before income taxes	$109	$118	$284	$335	$267	$(158)	$227	$480	$(253)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2020	2020	2019	2019	2019
Fixed maturity securities, available-for-sale (1)	$52,346	$48,555	$51,121	$49,481	$46,189
Equity securities	130	112	320	135	147
Mortgage loans on real estate	5,974	6,014	5,706	5,647	5,405
Policy loans	1,310	1,314	1,319	1,290	1,320
Funds withheld at interest	5,250	5,258	5,662	5,614	5,696
Short-term investments	84	117	64	108	159
Other invested assets	2,547	2,542	2,363	2,215	2,122
Cash and cash equivalents	4,313	2,820	1,449	2,636	2,288
Total cash and invested assets	$71,954	$66,732	$68,004	$67,126	$63,326

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2020	2020	2019	2019	2019		2020	2019	Change
Average invested assets at amortized cost (1)	$30,420	$29,728	$29,513	$29,043	$28,487	$1,933	$29,923	$28,138	$1,785
Net investment income (1)	$305	$299	$330	$344	$307	$(2)	$604	$617	$(13)
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.07%	4.08%	4.55%	4.83%	4.38%	(31) bps	4.07%	4.43%	(36) bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Amortized Cost, Allowance for Credit Losses, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity Securities

	June 30, 2020
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Impairments in AOCI
Available-for-sale:
Corporate	$29,785	$32	$3,071	$254	$32,570	62.3%	$—
Canadian government	2,917	—	1,941	—	4,858	9.3%	—
RMBS	1,962	—	104	1	2,065	3.9%	—
ABS	2,798	—	20	87	2,731	5.2%	—
CMBS	1,850	—	42	41	1,851	3.5%	—
U.S. government	1,395	—	244	—	1,639	3.1%	—
State and political subdivisions	1,056	—	135	7	1,184	2.3%	—
Other foreign government	5,140	1	367	58	5,448	10.4%	—
Total fixed maturity securities	$46,903	$33	$5,924	$448	$52,346	100.0%	$—

	December 31, 2019
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Impairments in AOCI
Available-for-sale:
Corporate	$29,205	$2,269	$81	$31,393	61.4%	$—
Canadian government	3,016	1,596	—	4,612	9.0%	—
RMBS	2,339	62	3	2,398	4.7%	—
ABS	2,973	19	14	2,978	5.8%	—
CMBS	1,841	61	3	1,899	3.7%	—
U.S. government	2,096	57	1	2,152	4.2%	—
State and political subdivisions	1,074	93	3	1,164	2.3%	—
Other foreign government	4,209	321	5	4,525	8.9%	—
Total fixed maturity securities	$46,753	$4,478	$110	$51,121	100.0%	$—

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	June 30, 2020				December 31, 2019
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$5,457	$5,907	18.1%	A-	$5,443	$5,804	18.6%	A-
Brokerage/asset managers/exchanges	781	851	2.6%	A-	756	811	2.6%	A-
Finance companies	288	281	0.9%	BBB	241	255	0.8%	BBB
Insurance	3,420	3,739	11.5%	A-	3,178	3,429	10.9%	A-
REITs	660	695	2.1%	BBB+	716	760	2.4%	A-
Other finance	583	654	2.0%	A-	562	594	1.9%	A-
Total financial institutions	$11,189	$12,127	37.2%		$10,896	$11,653	37.2%
Industrials
Basic	$1,869	$2,026	6.2%	BBB	$1,790	$1,925	6.1%	BBB
Capital goods	1,382	1,442	4.4%	BBB	1,292	1,353	4.3%	BBB
Communications	2,158	2,472	7.6%	BBB+	2,126	2,346	7.5%	BBB+
Consumer cyclical	1,499	1,609	4.9%	BBB+	1,477	1,571	5.0%	BBB+
Consumer noncyclical	2,951	3,340	10.4%	BBB+	2,898	3,147	10.0%	BBB+
Energy	1,787	1,902	5.8%	BBB	1,939	2,099	6.7%	BBB+
Technology	1,054	1,158	3.6%	A-	974	1,027	3.3%	A-
Transportation	1,829	1,905	5.8%	BBB+	1,791	1,919	6.1%	A-
Other industrial	433	462	1.4%	BBB+	405	416	1.3%	BBB+
Total industrials	$14,962	$16,316	50.1%		$14,692	$15,803	50.3%
Utilities
Electric	$2,838	$3,209	9.9%	A-	$2,810	$3,046	9.7%	A-
Natural gas	426	488	1.5%	A-	475	516	1.6%	A-
Other utility	370	430	1.3%	BBB+	332	375	1.2%	A-
Total utilities	$3,634	$4,127	12.7%		$3,617	$3,937	12.5%
Total	$29,785	$32,570	100.0%	BBB+	$29,205	$31,393	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		June 30, 2020			March 31, 2020			December 31, 2019			September 30, 2019			June 30, 2019
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$29,018	$33,246	63.5%	$29,310	$31,660	65.2%	$30,100	$33,284	65.2%	$28,620	$32,128	64.9%	$27,571	$30,513	66.1%
2	BBB	15,222	16,555	31.6%	14,810	14,665	30.2%	14,366	15,514	30.3%	14,130	15,213	30.7%	12,942	13,705	29.7%
3	BB	1,987	1,963	3.8%	1,877	1,727	3.6%	1,706	1,748	3.4%	1,586	1,611	3.3%	1,389	1,408	3.0%
4	B	560	515	1.0%	509	452	0.9%	514	518	1.0%	443	444	0.9%	490	495	1.1%
5	CCC	91	46	0.1%	101	41	0.1%	36	23	—%	30	29	0.1%	15	16	—%
6	In or near default	25	21	—%	13	10	—%	31	34	0.1%	51	56	0.1%	51	52	0.1%
	Total	$46,903	$52,346	100.0%	$46,620	$48,555	100.0%	$46,753	$51,121	100.0%	$44,860	$49,481	100.0%	$42,458	$46,189	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.

All other securities will continue to utilize the NRSRO ratings, as available, or equivalent ratings based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	June 30, 2020			March 31, 2020			December 31, 2019			September 30, 2019			June 30, 2019
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
RMBS
Agency	$708	$776	11.8%	$726	$796	11.8%	$742	$777	10.6%	$787	$834	11.9%	$893	$929	14.2%
Non-agency	1,254	1,289	19.4%	1,515	1,495	22.1%	1,597	1,621	22.3%	1,574	1,606	22.8%	1,322	1,348	20.7%
Total RMBS	1,962	2,065	31.2%	2,241	2,291	33.9%	2,339	2,398	32.9%	2,361	2,440	34.7%	2,215	2,277	34.9%
ABS:
Collateralized loan obligations ("CLOs")	1,612	1,558	23.4%	1,725	1,558	23.0%	1,750	1,743	24.0%	1,590	1,581	22.4%	1,443	1,434	22.0%
ABS, excluding CLOs	1,186	1,173	17.6%	1,215	1,109	16.4%	1,223	1,235	17.0%	1,219	1,242	17.6%	1,039	1,060	16.3%
Total ABS	2,798	2,731	41.0%	2,940	2,667	39.4%	2,973	2,978	41.0%	2,809	2,823	40.0%	2,482	2,494	38.3%
CMBS	1,850	1,851	27.8%	1,841	1,809	26.7%	1,841	1,899	26.1%	1,698	1,782	25.3%	1,687	1,747	26.8%
Total	$6,610	$6,647	100.0%	$7,022	$6,767	100.0%	$7,153	$7,275	100.0%	$6,868	$7,045	100.0%	$6,384	$6,518	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Gross Unrealized Losses Aging
Fixed Maturity Securities

	June 30, 2020		March 31, 2020		December 31, 2019		September 30, 2019		June 30, 2019
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$348	77.7%	$1,052	72.0%	$76	69.1%	$76	74.5%	$73	76.1%
20% or more for less than six months	91	20.3%	409	28.0%	20	18.2%	10	9.8%	22	22.9%
20% or more for six months or greater	9	2.0%	—	—%	14	12.7%	16	15.7%	1	1.0%
Total	$448	100.0%	$1,461	100.0%	$110	100.0%	$102	100.0%	$96	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost

	As of June 30, 2020
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$2,359	$125	$67	$9	$2,426	$134
RMBS	—	—	28	1	28	1
ABS	1,425	53	558	29	1,983	82
CMBS	690	37	13	1	703	38
U.S. government	—	—	—	—	—	—
State and political subdivisions	59	5	12	2	71	7
Other foreign government	1,073	47	—	—	1,073	47
Total investment grade securities	$5,606	$267	$678	$42	$6,284	$309

Below investment grade securities:
Corporate	$780	$114	$53	$6	$833	$120
ABS	20	5	—	—	20	5
CMBS	23	3	—	—	23	3
Other foreign government	103	8	12	3	115	11
Total below investment grade securities	$926	$130	$65	$9	$991	$139
Total fixed maturity securities	$6,532	$397	$743	$51	$7,275	$448

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost

	As of December 31, 2019
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$1,936	$29	$293	$7	$2,229	$36
RMBS	367	2	84	1	451	3
ABS	773	5	739	9	1,512	14
CMBS	253	3	—	—	253	3
U.S. government	49	1	—	—	49	1
State and political subdivisions	103	2	12	1	115	3
Other foreign government	278	4	—	—	278	4
Total investment grade securities	$3,759	$46	$1,128	$18	$4,887	$64

Below investment grade securities:
Corporate	$220	$38	$100	$7	$320	$45
ABS	—	—	—	—	—	—
CMBS	—	—	—	—	—	—
Other foreign government	—	—	10	1	10	1
Total below investment grade securities	$220	$38	$110	$8	$330	$46
Total fixed maturity securities	$3,979	$84	$1,238	$26	$5,217	$110

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2020	2020	2019	2019	2019		2020	2019	Change
Fixed maturity securities available-for-sale:
Impairments and change in allowance for credit losses on fixed maturity securities	$—	$(34)	$(13)	$(9)	$—	$—	$(34)	$(9)	$(25)
Gain on investment activity	46	27	35	68	20	26	73	48	25
Loss on investment activity	(46)	(8)	(11)	(13)	(7)	(39)	(54)	(26)	(28)
Net gains (losses) on fixed maturity securities available-for-sale	—	(15)	11	46	13	(13)	(15)	13	(28)

Net gains (losses) on equity securities	8	(23)	5	4	3	5	(15)	7	(22)
Other impairment losses and change in mortgage loan provision	(22)	(13)	—	(4)	(6)	(16)	(35)	(8)	(27)
Other non-derivative gain (loss), net	8	9	(1)	4	5	3	17	10	7

Free-standing derivatives:
Interest rate swaps - non-hedged	3	106	(32)	39	34	(31)	109	58	51
Financial futures	(48)	44	(16)	—	(8)	(40)	(4)	(30)	26
Foreign currency swaps - non-hedged	3	(13)	4	1	(6)	9	(10)	(5)	(5)
Foreign currency swaps - hedged	2	(8)	2	(2)	(3)	5	(6)	(4)	(2)
Foreign currency forwards - non-hedged	1	(3)	1	—	—	1	(2)	—	(2)
CPI swaps	26	(40)	6	(8)	(7)	33	(14)	(16)	2
Credit default swaps	17	(24)	8	2	5	12	(7)	20	(27)
Equity options	(25)	53	(12)	—	(5)	(20)	28	(28)	56
Total free-standing derivatives	(21)	115	(39)	32	10	(31)	94	(5)	99

Embedded derivatives:
Modified coinsurance and funds withheld treaties	1	(230)	(1)	9	5	(4)	(229)	3	(232)
GMXB	107	(128)	47	(42)	(18)	125	(21)	—	(21)
Total embedded derivatives	108	(358)	46	(33)	(13)	121	(250)	3	(253)

Net gain (loss) on total derivatives	87	(243)	7	(1)	(3)	90	(156)	(2)	(154)

Total investment related gains (losses), net	$81	$(285)	$22	$49	$12	$69	$(204)	$20	$(224)

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
U.S. & Latin America Traditional
Income (loss) before income taxes	$(158)	$(62)	$85	$113	$55	$(213)	$(220)	$67	$(287)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(7)	7	(2)	10	4	(11)	—	10	(10)
Adjusted operating income (loss) before income taxes	$(165)	$(55)	$83	$123	$59	$(224)	$(220)	$77	$(297)

U.S. & Latin America Asset-Intensive
Income (loss) before income taxes	$93	$(38)	$78	$100	$72	$21	$55	$137	$(82)
Investment and derivative (gains) losses (1)	86	(191)	45	(81)	(26)	112	(105)	(5)	(100)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	6	223	3	(19)	(9)	15	229	(13)	242
GMXB embedded derivatives (1)	(107)	128	(47)	42	18	(125)	21	—	21
Funds withheld (gains) losses - investment income	(1)	(1)	—	—	(1)	—	(2)	5	(7)
EIA embedded derivatives - interest credited	7	12	(10)	36	18	(11)	19	20	(1)
DAC offset, net	(21)	(87)	(4)	(13)	(3)	(18)	(108)	(15)	(93)
Non-investment derivatives and other	—	(3)	—	—	—	—	(3)	—	(3)
Adjusted operating income before income taxes	$63	$43	$65	$65	$69	$(6)	$106	$129	$(23)

U.S. & Latin America Capital Solutions
Income before income taxes	$24	$23	$26	$19	$20	$4	$47	$38	$9
Adjusted operating income before income taxes	$24	$23	$26	$19	$20	$4	$47	$38	$9

Canada Traditional
Income before income taxes	$44	$23	$28	$43	$46	$(2)	$67	$97	$(30)
Investment and derivative (gains) losses (1)	(5)	14	(1)	1	(1)	(4)	9	(7)	16
Investment income - non-operating FWAI	1	(1)	—	—	—	1	—	—	—
Adjusted operating income before income taxes	$40	$36	$27	$44	$45	$(5)	$76	$90	$(14)

Canada Financial Solutions
Income before income taxes	$4	$3	$7	$3	$4	$—	$7	$5	$2
Adjusted operating income before income taxes	$4	$3	$7	$3	$4	$—	$7	$5	$2

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2020	2020	2019	2019	2019	Quarter	2020	2019	Change
Europe, Middle East and Africa Traditional
Income before income taxes	$16	$17	$23	$25	$16	$—	$33	$32	$1
Adjusted operating income before income taxes	$16	$17	$23	$25	$16	$—	$33	$32	$1

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$98	$30	$72	$61	$52	$46	$128	$90	$38
Investment and derivative (gains) losses (1)	(16)	6	(1)	(2)	(3)	(13)	(10)	(6)	(4)
Investment income - non-operating FWAI	(3)	—	—	—	—	(3)	(3)	—	(3)
Investment (income) loss on unit-linked variable annuities	(15)	16	1	(12)	(3)	(12)	1	(15)	16
Interest credited on unit-linked variable annuities	15	(16)	(1)	12	3	12	(1)	15	(16)
Non-investment derivatives and other	—	—	2	—	—	—	—	—	—
Adjusted operating income before income taxes	$79	$36	$73	$59	$49	$30	$115	$84	$31

Asia Pacific Traditional
Income before income taxes	$47	$24	$12	$22	$34	$13	$71	$71	$—
Adjusted operating income before income taxes	$47	$24	$12	$22	$34	$13	$71	$71	$—

Asia Pacific Financial Solutions
Income (loss) before income taxes	$26	$(25)	$13	$2	$2	$24	$1	$8	$(7)
Investment and derivative (gains) losses (1)	(14)	35	(5)	3	2	(16)	21	(1)	22
Adjusted operating income before income taxes	$12	$10	$8	$5	$4	$8	$22	$7	$15

Corporate and Other
Income (loss) before income taxes	$1	$(91)	$(36)	$(41)	$(41)	$42	$(90)	$(68)	$(22)
Investment and derivative (gains) losses (1)	(20)	68	(8)	2	6	(26)	48	10	38
Interest expense on uncertain tax positions	4	4	4	9	2	2	8	5	3
Non-investment derivatives and other	4	—	—	—	—	4	4	—	4
Adjusted operating loss before income taxes	$(11)	$(19)	$(40)	$(30)	$(33)	$22	$(30)	$(53)	$23

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of Stockholders’ Equity to Stockholders’ Equity Excluding AOCI
(USD millions except per share data)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2020	2020	2019	2019	2019

Stockholders’ equity	$12,553	$9,301	$11,601	$11,524	$10,709
Less effect of AOCI:
Accumulated currency translation adjustments	(210)	(223)	(92)	(157)	(123)
Unrealized appreciation of securities	4,089	1,426	3,299	3,472	2,816
Pension and postretirement benefits	(78)	(73)	(70)	(57)	(51)
Stockholders’ equity, excluding AOCI	$8,752	$8,171	$8,464	$8,266	$8,067

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2020	2020	2019	2019	2019

Book value per share	$184.78	$150.88	$185.17	$184.06	$170.64
Less effect of AOCI:
Accumulated currency translation adjustments	(3.09)	(3.62)	(1.46)	(2.51)	(1.96)
Unrealized appreciation of securities	60.19	23.14	52.65	55.46	44.87
Pension and postretirement benefits	(1.14)	(1.19)	(1.12)	(0.91)	(0.81)
Book value per share, excluding AOCI	$128.82	$132.55	$135.10	$132.02	$128.54

Page 41